Note J - Subordinated Debentures and Trust Preferred Securities (Details Textual) - USD ($) $ in Thousands	Mar. 15, 2012	Mar. 22, 2007	Dec. 31, 2019	Dec. 31, 2018
Proceeds from Issuance of Trust Preferred Securities		$ 8,500
Trust Preferred Securities, Interest Rate		6.58%	3.57%	4.47%
Debt Issuance Costs, Net, Total			$ 0	$ 0
London Interbank Offered Rate (LIBOR) [Member]
Debt Instrument, Basis Spread on Variable Rate	1.68%